Prepaid Expenses and Other Current Assets - Schedule of Prepaid Expenses and Other Current Assets (Details) - USD ($)		Jun. 30, 2025	Jun. 30, 2024
Schedule of Prepaid Expenses and Other Current Assets [Abstract]
Prepaid VAT	[1]	$ 1,289,379	$ 457,056
Other receivables, net	[2]	186,053	461,705
Prepaid expenses	[3]	49,369	65,802
Prepaid expenses and other current assets		$ 1,524,801	$ 984,563

[1]	Prepaid VAT refers to the VAT generated from the company’s advance payment of taxes on behalf of the client. All the June 30, 2025 prepaid VAT balance approximately 100% of the September 30,2025 has been collected.
[2]	Other receivable includes, advances to employees for business development and security deposits for operating leases. As of June 30, 2025, the balance of other receivable mainly consists of $109,617 of security deposits for operating leases.
[3]	Prepaid expenses include mainly prepayment for rental expense and equipment maintenance, etc..